EXHIBIT 10.2.4

                                                      As of January 1, 2011

Peter M. Hoffman
900 Royal Street
New Orleans, Louisiana 70116

Re:  Amendment to Employment Agreement July 1, 2010

Gentlemen:

Please make reference to that certain employment agreement amendment dated July 1, 2010 (the “Amendment”) which makes reference to an Employment Agreement therein described and as amended by the Amendment.  For good and valued consideration, receipt of which is hereby acknowledged, Paragraph 1.10 of the Employment Agreement is hereby deleted in its entirely with effect from inception of the Employment Agreement.  Please confirm your agreement to the foregoing by signing below where indicated.

Very truly yours,

SEVEN ARTS ENTERTAINMENT INC.

By:

AGREED AND ACCEPTED

SEVEN ARTS PICTURES INC.

By:

SEVEN ARTS PICTURES PLC.

By:

/s/ Peter Hoffman
PETER HOFFMAN

Seven Arts Entertainment Inc.
1801 Century Park East, Suite 1830
Los Angeles, CA 90067
Tel: (323) 372-3080
Direct Email: phoffman@7artspictures.com